SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               November 13, 1997

               (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION

             (Exact name of Registrant as specified in its charter)



                 Delaware                 0-28538            13-5630895

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)


             1999 Broadway, Suite 4300, Denver, CO              80202

            (Address of principal executive offices)          (Zip Code)



                                 (303) 296-5600

              (Registrant's telephone number, including area code)



                                 Not Applicable

             (Former name or address, if changed since last report)
                             Item 5:   Other Events


     On November 13, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the relevant record and payment dates for the convertible preferred securities issued by TIMET Capital Trust I formed by the Registrant.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits


          Item No.                        Exhibit List


                          99.1 Press release dated November 13, 1997 issued by Registrant.



 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Robert E. Musgraves

                                   Robert E. Musgraves
                                   Vice President, General Counsel
                                   and Secretary



Date: November 17, 1997